UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2005

                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  1-14036                               43-1581814
         (Commission File Number)         (I.R.S. Employer Identification No.)

         333 West 11th Street, Kansas City, Missouri                   64105
         (Address of principal executive offices)                    (Zip Code)

                                 (816) 435-1000
               Registrant's telephone number, including area code

                                 Not Applicable
            Former name or former address, if changed since last report.)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

         DST Systems, Inc. ("DST") has entered into the Third Amendment to Credit Agreement, dated as of April 18, 2005 (the "Amendment"), to its credit agreement dated as of November 24, 2003 (the "Credit Agreement"). The amendment is among DST, West Side Investments, Inc. ("West Side"), a wholly owned subsidiary of DST, the lenders identified in the amendment and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender ("Administrative Agent"). A copy of the amendment is filed as Exhibit 10.1 to this Form 8-K. No material relationship exists between DST and any of such lenders or Administrative Agent.

         The Amendment amends the Credit Agreement to: (i) provide for the replacement of shares of capital stock of Computer Sciences Corporation ("CSC") held by West Side and constituting collateral under the Credit Agreement with the shares of capital stock of CSC Healthcare Inc. ("CSC Healthcare"), a wholly-owned subsidiary of CSC; and (ii) place certain restrictions on CSC Healthcare, while its shares are pledged as collateral, with respect to incurring liens or indebtedness, making investments, loans or advances, merging, dissolving or consolidating with another person, making certain dispositions or restricted payments, and having less than a specified level of cash on its balance sheet.

         The above description of the Amendment is qualified in its entirety be reference to the terms of the Amendment attached hereto as Exhibit 10.1.


ITEM 9.01  Financial Statements and Exhibits

(c). Exhibits.

Exhibit
Number        Description

10.1          Third Amendment to Credit Agreement, dated as of April 18, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of April, 2005.

                           DST SYSTEMS, INC.

                           By: /s/ Randall D. Young
                           Name:  Randall D. Young
                           Title:  Vice President and General Counsel

                                                              Exhibit 10.1

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of April 18, 2005 to the Credit Agreement referenced below is by and among DST Systems, Inc., a Delaware corporation (the "Borrower"), West Side Investments, Inc., a Nevada corporation (the "Guarantor"), the Lenders identified on the signature pages hereto and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender (the "Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, $650 million in credit facilities have been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of November 24, 2003 (as amended by that certain First Amendment to Credit Agreement dated as of September 14, 2004, as further amended by that certain Second Amendment to Credit Agreement dated as of December 10, 2004 and as may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Guarantor, the Lenders identified therein (the "Lenders") and the Administrative Agent;

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

         WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

         2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is amended in the following respects:

                  (a) New definitions of "Newco" and "Newco Exchange Effective Date" are added to Section 1.01 in the appropriate alphabetical order to read as follows:

                  "Newco" shall mean CSC Healthcare Inc., a California corporation and a wholly-owned subsidiary of Computer Sciences Corporation, the Capital Stock of which will be transferred by Computer Sciences Corporation to the Guarantor in exchange for 7,128,772 shares of the Capital Stock of Computer Sciences Corporation.

                  "Newco Exchange Effective Date" means the date on which each of the following shall have occurred:

                  (a) the consummation of the exchange by the Guarantor of 7,128,772 shares of the Capital Stock of Computer Sciences Corporation for the Capital Stock of Newco held by Computer Sciences Corporation; and

                  (b) the Administrative Agent's receipt of the following:

                                    (i) a Pro Forma Compliance Certificate in
                           accordance with Section 8.02(i)(iii) demonstrating that, upon giving effect to the Acquisition of the Capital Stock of Newco on a Pro Forma Basis, the Loan parties are in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information;

                                    (ii) a Collateral Coverage Certificate
                           demonstrating that after giving effect to (A) the release by the Administrative Agent of all of the shares of Capital Stock of Computer Sciences Corporation which constitute Collateral on the date of such exchange and (B) the pledge by Guarantor to the Administrative Agent for the benefit of the Lenders of all of the Capital Stock of Newco, the Aggregate Collateral Value exceeds the Obligations then outstanding by at least 135%;

                                    (iii) all certificates representing the
                           Capital Stock of Newco, together with duly executed in blank, undated stock powers attached thereto;

                                    (iv) certified resolutions of the Guarantor
                           authorizing the pledge of the Capital Stock of Newco to the Administrative Agent for the benefit of the Lenders;

                                    (v) a favorable opinion of counsel to the
                           Guarantor which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (b)(iii) above and the perfection of the Administrative Agent's Liens thereunder; and

                                    (vi) any other documents reasonably
                           requested by the Administrative Agent in connection with such transaction.

                  (b) The definition of "Collateral Value" in Section 1.01 is hereby amended by adding a proviso at the end of such definition to read as follows:

                  ; provided, however, that with respect to the Capital Stock of Newco, the Collateral Value of such Capital Stock shall be deemed at all times to be the Collateral Value of the 7,128,772 shares of Capital Stock of Computer Sciences Corporation that are exchanged by the Guarantor for the Capital Stock of Newco, as determined immediately prior to such exchange.

                  (c) The definition of "Marketable Securities" in Section 1.01 is hereby amended by adding a proviso at the end of such definition to read as follows:

                  ; provided, however, that for the sixty (60) day period commencing on the Newco Exchange Effective Date, the term "Marketable Securities" shall also include the Capital Stock of Newco acquired by the Guarantor on the Newco Exchange Effective Date, so long as the Loan Parties are in compliance with Section 8.16 of this Agreement.

                  (d) A new Section 8.16 is hereby added to the Credit Agreement immediately following Section 8.15 thereof and shall read as follows:

                  8.16     Restrictions on Newco.

                  Notwithstanding any other provision in this Agreement, at any time that the Capital Stock of Newco is required to be pledged to the Administrative Agent for the benefit of the Lenders, neither the Borrower nor the Guarantor shall permit Newco to (i) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues other than Liens securing Indebtedness and other obligations of Newco in an aggregate amount not to exceed $5,000,000, (ii) make any Investment other than (a) Investments in cash or Cash Equivalents and
         (b) loans or advances from Newco to a Loan Party solely to facilitate an immediate prepayment of the Loans by such Loan Party in the amount of such loans or advances, (iii) create, incur, assume or suffer to exist any Indebtedness other than Indebtedness of Newco in an aggregate amount not to exceed $5,000,000, (iv) merge, dissolve, liquidate, consolidate with or into any Person, (v) make any Disposition or Restricted Payment other than to a Loan Party solely to facilitate an immediate prepayment of the Loans by such Loan Party in the amount of such Disposition or Restricted Payment or (vi) have less than $175 million in cash or Cash Equivalents on its balance sheet other than as a result of an Investment, Disposition or Restricted Payment to a Loan Party that results in the immediate prepayment of the Loans as permitted pursuant to clauses (ii) or (vi) above.

         3. Conditions Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantor and the Required Lenders.

         4. Representations and Warranties. The Borrower and the Guarantor each hereby represent and warrant that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either the Borrower or the Guarantor or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in
Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

         5. No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         6. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         7. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party's original executed counterpart.

         8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

         9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.


         10. Acknowledgment of Guarantor. The Guarantor acknowledges and consents to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantor's obligations under the Credit Agreement or the other Loan Documents.

         11. Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         12. Excluded Disposition. For the avoidance of doubt, the Lenders hereby acknowledge and agree that, so long as the Acquisition of the Capital Stock of Newco constitutes a Permitted Acquisition, the Disposition of the Capital Stock of Computer Sciences Corporation constitutes a Permitted Investment and, therefore, an Excluded Disposition under clause (v) of such definition.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                    DST SYSTEMS, INC.,
                             a Delaware corporation

                             By: /s/ Kenneth V. Hager
                             Name: Kenneth V. Hager
                             Title: VP, CFO and Treasurer

GUARANTOR:                   WEST SIDE INVESTMENTS, INC.,
                             a Nevada corporation

                             By: /s/ Kenneth V. Hager
                             Name: Kenneth V. Hager
                             Title:  Secretary and Treasurer

ADMINISTRATIVE AGENT
AND LENDERS:                 BANK OF AMERICA, N.A.,
                             as Administrative Agent

                             By: /s/ Mollie S. Camp
                             Name: Mollie S. Camp
                             Title: Vice President

                             BANK OF AMERICA, N.A.,
                             as a Lender, L/C Issuer and Swing Line Lender

                             By: /s/ W. Thomas Barnett
                             Name: W. Thomas Barnett
                             Title: Senior Vice President

                             CITIBANK, N.A.,

                             By: /s/ Matthew Nicholls
                             Name: Matthew Nicholls
                             Title:  Director

                             FLEET NATIONAL BANK

                             By: /s/ W. Thomas Barnett
                             Name: W. Thomas Barnett
                             Title: Senior Vice President

                             WELLS FARGO BANK, N.A.

                             By: /s/ Tammy R. Sturgis
                             Name: Tammy R. Sturgis
                             Title: Vice President

                             WACHOVIA BANK, NATIONAL
                             ASSOCIATION

                             By: /s/ Karin E. Samuel
                             Name: Karin E. Samuel
                             Title: Vice President

                             THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

                             By: /s/ Shinichiro Munechika
                             Name: Shinichiro Munechika
                             Title:  Deputy General Manager

                             COMMERZEBANK AKTIENGESELLSCHAFT,
                             NEW YORK BRANCH AND GRAND
                             CAYMAN BRANCHES

                              By: /s/ Albert Morrow
                                  /s/ Hajo Neugartner
                              Name: Albert Morrow
                              Name: Hajo Neugartner
                              Title:  Assistant Vice President
                              Title: Vice President

                             KEYBANK NATIONAL ASSOCIATION

                             By: /s/ Vijaya Kulkarni
                             Name: Vijaya Kulkarni
                             Title:  AVP

                             LLOYDS TSB BANK PLC

                             By: /s/ Deborah Carlson
                             Name: Deborah Carlson
                             Title:  VP & Manager, Business Development
                                     Corporate Banking
                             By: /s/ Matthew S.R. Tuck
                             Name: Matthew S.R. Tuck
                             Title: Vice President, Financial Institutions, USA

                             THE ROYAL BANK OF SCOTLAND PLC

                             By: /s/ Philippe Sandmeier
                             Name: Philippe Sandmeier
                             Title: Senior Vice President

                             UMB BANK, N.A.

                             By: /s/ Douglas F. Page
                             Name: Douglas F. Page
                             Title:  Executive Vice President

                             COMMERCE BANK, N.A.

                             By: /s/ Pamela H. Hosty
                             Name: Pamela H. Hosty
                             Title: Vice President

                             PB CAPITAL CORPORATION

                             By: /s/ Tyler J. McCarthy
                             Name: Tyler J. McCarthy
                             Title: Vice President

                             By: /s/ Jeff Frost
                             Name:  Jeff Frost
                             Title: Managing Director

                             U.S. BANK, NATIONAL
                             ASSOCIATION

                             By: /s/ Martin Nay
                             Name:  Martin Nay
                             Title: Vice President